SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 30, 2003
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis,  Tennessee  38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not  applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 7.   Financial Statements and Exhibits

        (c)    Exhibits

                99.1    Press Release dated October 30, 2003.
Item 9.    Regulation FD Disclosure
                On October 30, 2003, the company made the announcements contained in the press release furnished as Exhibit 99.1 to this Current Report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

                                                                                                            By:  /s/Harry L. Goldsmith

                                                                                                                    Harry L. Goldsmith
                                                                                                                    Senior Vice President, Secretary & General Counsel
                                                                                                                    Customer Satisfaction

Dated:  October 31, 2003

EXHIBIT INDEX

99.1         Press Release dated October 30, 2003